                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)


     Know all men by these presents that John L. Carl, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Life Insurance Company Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       January 31, 2001
                                       -----------------------------
                                       Date



                                       /s/ John L. Carl
                                       -----------------------------
                                       John L. Carl
                                       Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)


     Know all men by these presents that Richard I. Cohen, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Life Insurance Company Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       January 31, 2001
                                       -----------------------------
                                       Date



                                       /s/  Richard I. Cohen
                                       -----------------------------
                                       Richard I. Cohen
                                       Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)


     Know all men by these presents that Margaret G. Dyer, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Life Insurance Company Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       January 31, 2001
                                       -----------------------------
                                       Date



                                       /s/ Margaret G. Dyer
                                       -----------------------------
                                       Margaret G. Dyer
                                       Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)


     Know all men by these presents that Edward M. Liddy, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Life Insurance Company Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       January 31, 2001
                                       -----------------------------
                                       Date



                                       /s/  Edward M. Liddy
                                       -----------------------------
                                       Edward M. Liddy
                                       Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)


     Know all men by these presents that J. Kevin McCarthy, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Life Insurance Company Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       January 31, 2001
                                       -----------------------------
                                       Date



                                       /s/ J. Kevin McCarthy
                                       -----------------------------
                                       J. Kevin McCarthy
                                       Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)


     Know all men by these presents that Robert W. Pike, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Life Insurance Company Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       January 31, 2001
                                       -----------------------------
                                       Date



                                       /s/ Robert W. Pike
                                       -----------------------------
                                       Robert W. Pike
                                       Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)


     Know all men by these presents that Steven C. Verney, whose signature appears below, constitutes and appoints Thomas J. Wilson, II and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company (Depositor), Allstate Life Insurance Company Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       January 31, 2001
                                       -----------------------------
                                       Date



                                       /s/ Steven C. Verney
                                       -----------------------------
                                       Steven C. Verney
                                       Director and Vice President